     UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	September 26, 2000

CREDENCE SYSTEMS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-22366	94-2878499

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

215 Fourier Avenue, Fremont, California	94539

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(510) 657-7400

None

(Former name or former address, if changed since last report)

Item 5. Other Events.

     On September 26, 2000, the Registrant issued a press release announcing the redemption of its 5-1/4% Convertible Subordinated Notes Due 2002.

     On September 26, 2000, the Registrant also issued a press release announcing the adoption of a stock repurchase program pursuant to which the Registrant’s Board of Directors approved the repurchase of up to 3,000,000 shares of the Registrant’s Common Stock in the open market at prevailing market prices.

Item 7. Exhibits.

     Press Release disseminated on September 26, 2000 announcing the redemption of its 5-1/4% Convertible Subordinated Notes Due 2002.

     Press Release disseminated on September 26, 2000 announcing its stock repurchase program.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDENCE SYSTEMS CORPORATION

(Registrant)

Date: September 26, 2000	By	/s/ DENNIS P. WOLF

	Name:	Dennis P. Wolf
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release disseminated on September 26, 2000 announcing the redemption of its 5-1/4% Convertible Subordinated Notes Due 2002.

99.2	Press Release disseminated on September 26, 2000 announcing its stock repurchase program.